UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 13, 2009
World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network National Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and
Sponsor as Specified in their respective Charters)
Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-133170 333-133170-01	31-1772814

(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

220 West Schrock Road, Westerville, Ohio	43081

(Address of Principal Executive Offices of Registrant)	(Zip Code)
(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-4.1
EX-4.2
EX-4.3
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On August 13, 2009, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Indenture Trustee”) entered into the Series 2009-B Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.1.
     On August 13, 2009, the Issuer and the Indenture Trustee entered into the Series 2009-C Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.2.
     On August 13, 2009, the Issuer and the Indenture Trustee entered into the Series 2009-D Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.3.
     On May 15, 2008, World Financial Network National Bank (the “Bank”) and ADS Alliance Data Systems, Inc. entered into the Third Amended and Restated Service Agreement, a copy of which is filed with this Form 8-K as Exhibit 99.1.
Item 8.01. Other Events
     On August 13, 2009, the Issuer issued $395,000,000 Class A Asset Backed Notes, Series 2009-B (the “Series 2009-B Class A Notes”), $18,750,000 Class M Asset Backed Notes, Series 2009-B (the “Series 2009-B Class M Notes”), $23,750,000 Class B Asset Backed Notes, Series 2009-B (the “Series 2009-B Class B Notes”) and $62,500,000 Class C Asset Backed Notes, Series 2009-B (the “Series 2009-B Class C Notes” and together with the Series 2009-B Class A Notes, the Series 2009-B Class M Notes and the Series 2009-B Class B Notes, the “Series 2009-B Notes”) described in a Prospectus Supplement, dated as of August 5, 2009.
     On August 13, 2009, the Issuer issued $110,000,000 Class A Asset Backed Notes, Series 2009-C (the “Series 2009-C Class A Notes”), $5,221,519 Class M Asset Backed Notes, Series 2009-C (the “Series 2009-C Class M Notes”), $6,613,925 Class B Asset Backed Notes, Series 2009-C (the “Series 2009-C Class B Notes”) and $17,405,064 Class C Asset Backed Notes, Series 2009-C (the “Series 2009-C Class C Notes” and together with the Series 2009-C Class A Notes, the Series 2009-C Class M Notes and the Series 2009-C Class B Notes, the “Series 2009-C Notes”) described in the Prospectus Supplement, dated as of August 5, 2009
     On August 13, 2009, the Issuer issued $245,000,000 Class A Asset Backed Notes, Series 2009-D (the “Series 2009-D Class A Notes”), $11,629,747 Class M Asset Backed Notes, Series 2009-D (the “Series 2009-D Class M Notes”), $14,731,013 Class B Asset Backed Notes, Series 2009-D (the “Series 2009-D Class B Notes”) and $38,765,823 Class C Asset Backed Notes, Series 2009-D (the “Series 2009-D Class C Notes” and together with the Series 2009-D Class A Notes, the Series 2009-D Class M Notes and the Series 2009-D Class B Notes, the “Series 2009-D Notes”) described in the Prospectus Supplement, dated as of August 5, 2009.
     Use of Proceeds
     Series 2009-B Notes
     The public offering of the Series 2009-B Class A Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (commission file number 333-133170)

filed with the Securities and Exchange Commission by World Financial Network Credit Card Master Trust, WFN Credit Company, LLC and World Financial Network Credit Card Master Note Trust on April 10, 2006 (as amended by pre-effective amendment no. 1 on June 11, 2007 and pre-effective amendment no. 2 on July 18, 2007) and declared effective on July 24, 2007.
     The public offering of the Series 2009-B Class A Notes terminated on August 13, 2009 upon the sale of all of the Series 2009-B Class A Notes. All of the Series 2009-B Class M Notes, the Series 2009-B Class B Notes and the Series 2009-B Class C Notes were purchased by an affiliate of the depositor. No underwriting discount was paid to the underwriters in respect of the Series 2009-B Class M Notes, the Series 2009-B Class B Notes and the Series 2009-B Class C Notes purchased by such affiliate. The underwriters of the Series 2009-B Class A Notes were Banc of America Securities LLC, Barclays Capital Inc., J.P. Morgan Securities Inc., RBC Capital Markets Corporation, RBS Securities Inc. and Wells Fargo Securities, LLC. During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2009-B Class A Notes with respect to underwriting commissions and discounts was $1,678,750 for the Series 2009-B Class A Notes. The Series 2009-B Class A Notes, the Series 2009-B Class M Notes, the Series 2009-B Class B Notes and the Series 2009-B Class C Notes were sold at discounts of 99.97836%, 84.73362%, 81.21165% and 77.85990%, respectively. After deducting the underwriting commissions and discounts described in the two preceding sentences, the net offering proceeds to the Issuer before expenses for the Series 2009-B Class A Notes, the Series 2009-B Class M Notes, the Series 2009-B Class B Notes and the Series 2009-C Class B Notes, respectively, are $393,235,772, $15,887,553.75, $19,287,766.88 and $48,662,437.50. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,500,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $475,573,530.13. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used (a) to purchase credit card receivables from the Bank, (b) for general corporate purposes and/or (c) to retire existing series of notes.
     Series 2009-C Notes
     The public offering of the Series 2009-C Class A Notes was made under the Registration Statement.
     The public offering of the Series 2009-C Class A Notes terminated on August 13, 2009 upon the sale of all of the Series 2009-C Class A Notes. All of the Series 2009-C Class M Notes, the Series 2009-C Class B Notes and the Series 2009-C Class C Notes were purchased by an affiliate of the depositor. No underwriting discount was paid to the underwriters in respect of the Series 2009-C Class M Notes, the Series 2009-C Class B Notes and the Series 2009-C Class C Notes purchased by such affiliate. The underwriters of the Series 2009-C Class A Notes were RBS Securities Inc. and Wells Fargo Securities, LLC. During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2009-C Class A Notes with respect to underwriting commissions and discounts was $247,500 for the Series 2009-C Class A Notes. The Series 2009-C Class A Notes, the Series 2009-C Class M Notes, the Series 2009-C Class B

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Notes and the Series 2009-C Class C Notes were sold at discounts of 99.99153%, 96.19587%, 94.90633% and 93.64326%, respectively. After deducting the underwriting commissions and discounts described in the two preceding sentences, the net offering proceeds to the Issuer before expenses for the Series 2009-C Class A Notes, the Series 2009-C Class M Notes, the Series 2009-C Class B Notes and the Series 2009-C Class C Notes, respectively, are $109,743,183, $5,022,885.63, $6,277,033.49 and $16,298,669.33. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,200,000.00 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $136,141,771.45. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used (a) to purchase credit card receivables from the Bank, (b) for general corporate purposes and/or (c) to retire existing series of notes.
     Series 2009-D Notes
     The public offering of the Series 2009-D Class A Notes was made under the Registration Statement.
     The public offering of the Series 2009-D Class A Notes terminated on August 13, 2009 upon the sale of all of the Series 2009-D Class A Notes. All of the Series 2009-D Class M Notes, the Series 2009-D Class B Notes and the Series 2009-D Class C Notes were purchased by an affiliate of the depositor. No underwriting discount was paid to the underwriters in respect of the Series 2009-D Class M Notes, the Series 2009-D Class B Notes and the Series 2009-D Class C Notes purchased by such affiliate. The underwriters of the Series 2009-D Class A Notes were Barclays Capital Inc., J.P. Morgan Securities Inc., RBC Capital Markets Corporation and RBS Securities Inc. During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2009-D Class A Notes with respect to underwriting commissions and discounts was $1,372,000 for the Series 2009-D Class A Notes. The Series 2009-D Class A Notes, the Series 2009-D Class M Notes, the Series 2009-B Class D Notes and the Series 2009-D Class C Notes were sold at discounts of 99.98758%, 77.81086%, 73.51618% and 69.48688%, respectively. After deducting the underwriting commissions and discounts described in the two preceding sentences, the net offering proceeds to the Issuer before expenses for the Series 2009-D Class A Notes, the Series 2009-D Class M Notes, the Series 2009-D Class B Notes and the Series 2009-D Class C Notes, respectively, are $243,597,571, $9,049,206.16, $10,829,678.03 and $26,937,160.91. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,200,000.00 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $289,213,616.10. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used (a) to purchase credit card receivables from the Bank, (b) for general corporate purposes and/or (c) to retire existing series of notes.

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Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Series 2009-B Indenture Supplement, dated as of August 13, 2009, between World Financial Network Credit Card Master Note Trust, as issuer, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, including forms of the Notes.

Exhibit 4.2	Series 2009-C Indenture Supplement, dated as of August 13, 2009, between World Financial Network Credit Card Master Note Trust, as issuer, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, including forms of the Notes.

Exhibit 4.3	Series 2009-D Indenture Supplement, dated as of August 13, 2009, between World Financial Network Credit Card Master Note Trust, as issuer, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, including forms of the Notes.

Exhibit 99.1	Third Amended and Restated Service Agreement, dated as of May 15, 2008, between World Financial Network National Bank and ADS Alliance Data Systems, Inc.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President
Dated: August 17, 2009